MACOM Promotes Robert Dennehy to Chief Operating Officer
LOWELL, MA, November 25, 2025 – MACOM Technology Solutions Holdings, Inc. (“MACOM”) (Nasdaq: MTSI), a leading supplier of semiconductor products, today announced the promotion of Robert Dennehy to Chief Operating Officer (“COO”). In this role, Mr. Dennehy will continue to oversee MACOM's global operations, manufacturing, supply chain and operational strategies as the company continues to grow and serve its diverse customer base. Mr. Dennehy’s comprehensive knowledge of the company's operations, manufacturing processes and strategic objectives positions him well to lead MACOM's operational functions and support the company's future growth.

Mr. Dennehy has served as Senior Vice President, Operations, since October 2013, and prior to that had served as Vice President, Operations, since March 2011. He previously served as Managing Director of MACOM’s Cork, Ireland subsidiary from 2006 to March 2011. Prior to that, Mr. Dennehy held product management as well as other positions within the Company.

“On behalf of the board of directors and all of our employees, I congratulate Robert on his well-deserved promotion,” said Stephen G. Daly, President and Chief Executive Officer of MACOM. “Our growth has expanded the scope and complexity of our operations, resulting in the creation of this new COO position. Robert’s strong management and leadership skills have enabled MACOM to achieve great results. His deep understanding of the industry and our business, combined with his hard work and dedication, makes him the ideal leader of our complex and growing operational organization.”

“I am honored to take on this expanded role and look forward to the opportunity to contribute to MACOM's continued success,” said Robert Dennehy. “Having been part of this organization for many years, I have witnessed firsthand our team's commitment to innovation and excellence.”

About MACOM
MACOM designs and manufactures high-performance semiconductor products for the Industrial and Defense, Data Center and Telecommunications industries. MACOM services over 6,000 customers annually with a broad product portfolio that incorporates RF, Microwave, Analog and Mixed Signal and Optical semiconductor technologies. MACOM has achieved certification to the IATF16949 automotive standard, the AS9100D aerospace standard, the ISO9001 international quality standard and the ISO14001 environmental management standard. MACOM operates facilities across the United States, Europe, Asia and is headquartered in Lowell, Massachusetts.
Special Note Regarding Forward-Looking Statements

This press release contains forward-looking statements based on MACOM management’s beliefs and assumptions and on information currently available to our management. These forward-looking statements include, among others, statements about MACOM’s strategic plans and priorities, projected growth, complexity of our business and diversified customer base and information concerning Mr. Dennehy’s expertise and expected future contributions to MACOM.
These forward-looking statements reflect MACOM’s current views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause those events or our actual activities or results to differ materially from those indicated by the forward-looking statements, including our ability to develop new products and achieve market acceptance of those products; component shortages or other disruptions in our supply chain, including as a result of geopolitical unrest or otherwise; inflationary pressures; any failure to accurately anticipate demand for our products and effectively manage our inventory; our dependence on a limited number of customers; risks related to any weakening of global economic conditions, including as a result of the evolving impacts from tariffs, sanctions or other trade tensions (including implementation of new tariffs, export bans or retaliatory trade measures); the impact of government shutdowns and the July 4, 2025 Bill on our business; our ability to compete effectively; and those other factors described in “Risk Factors” in MACOM’s filings with the Securities and Exchange Commission (“SEC”), including its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and other filings with the SEC. These forward-looking statements speak only as of the date of this press release, and MACOM undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Company Contact:
MACOM Technology Solutions Holdings, Inc.
Stephen Ferranti
Vice President, Corporate Development and Investor Relations
P: 978-656-2977
E: stephen.ferranti@macom.com